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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 7, 2005

                                    WQN, Inc.
             (Exact name of registrant as specified in its charter)

                                    000-27751
                            (Commission File Number)

         Delaware                                    75-2838415
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
        incorporation)

                          14911 Quorum Drive, Suite 140
                               Dallas, Texas 75254
             (Address of principal executive offices, with zip code)

                                 (972) 361-1980
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written  communications  pursuant to Rule 425 under the  Securities
     Act (17 CFR 230.425)
[ ]  Soliciting  material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)
[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On April 7, 2005, WQN, Inc. ("WQN") issued a press release announcing its fiscal year end results for 2004. The full text of the press release is attached as Exhibit No. 99.1 to this Current Report on Form 8-K. The press release contains forward-looking statements regarding WQN and cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

      The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1. Press Release issued April 7, 2005, announcing, among other things, 2004 fiscal year end results

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               WQN, Inc.

Date:  April 7, 2005           By:  /s/ Victor E. Grijalva
                                    --------------------------------------------
                                    Victor E. Grijalva
                                    Vice President, Chief Financial Officer,
                                    Secretary and Treasurer (Principal Financial
                                    and Accounting Officer)

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                                  EXHIBIT INDEX

Exhibit No.

99.1. Press Release issued April 7, 2005, announcing, among other things, 2004 fiscal year end results

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